UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrants as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923 Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Broadcom Limited (“Broadcom” or the “Company”) will be meeting with investors and potential investors during the week beginning January 9, 2016. In connection with those meetings, Broadcom intends to make a presentation relating to the Company available to such investors and potential investors. Exhibit 99.1 contains selected financial information included in this presentation that is not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”).

The non-GAAP data shown in Exhibit 99.1 include the effect, where applicable, of purchase accounting on revenues, and excludes, where applicable, amortization of intangible assets, share-based compensation expense, restructuring, impairment and disposal charges, acquisition-related costs, including integration costs, purchase accounting effect on inventory, settlement costs and other charges, net, depreciation and amortization (excluding amortization of acquisition-related intangible assets) and capital expenditures. Management does not believe that these items are reflective of the Company’s underlying performance. However, internally, these non-GAAP measures are significant measures used by management for purposes of evaluating the core operating performance of the Company, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to the Company’s operations, and benchmarking performance externally against the Company’s competitors. The presentation of these and other similar items in Broadcom’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Broadcom believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation between GAAP and non-GAAP financial data included in Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Regulation FD disclosure

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Limited

Date: January 9, 2017	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Regulation FD disclosure